                  Soliciting Material Pursuant to Rule 14a - 12


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                          DATE OF REPORT: JULY 17, 2002
                        (Date of earliest event reported)




                             GENOMIC SOLUTIONS INC.
             (Exact name of registrant as specified in its charter)




DELAWARE                  COMMISSION FILE NO. 000-30549        38-3383038
(State of incorporation)                                 (IRS Employer I.D. No.)



                               4355 VARSITY DRIVE
                            ANN ARBOR, MICHIGAN 48108
                    (Address of principal executive offices)



                                 (734) 975-4800
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

         On July 18, 2002, Harvard Bioscience, Inc. ("Harvard") and Genomic Solutions Inc. ("Genomic") announced the signing of a definitive agreement whereby Genomic will be merged into a subsidiary of Harvard. The surviving company will continue to operate as a subsidiary of Harvard. Genomic stockholders will receive an aggregate of 3.2 million shares of Harvard common stock and $9 million in cash as consideration for the merger.

         The merger has been approved by the boards of directors of both Harvard and Genomic. The merger is intended to be a tax-free reorganization under the Internal Revenue Code. The transaction is subject to approval by the stockholders of Genomic and other customary conditions and regulatory approvals. The merger is expected to close in the fourth quarter of 2002.

         The directors and certain officers and significant stockholders of Genomic, who have voting control over approximately 38% of the outstanding shares of Genomic, have entered into Voting Agreements with Harvard dated July 17, 2002 (the "Voting Agreements"), pursuant to which each stockholder has agreed to vote the shares of common stock beneficially owned by the stockholder in favor of the merger.

         The description of the proposed merger described in this report does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger filed as Exhibit 2.1 to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit                                                                                      Filed
Number      Description                                                                    Herewith
----------- ---------------------------------------------------------------------- --------------------------
2.1         Agreement and Plan of Merger by and among Harvard Bioscience, Inc.                 X
            ("Parent"), HAG Acq. Corp. ("MergerCo") and Genomic Solutions Inc.
            ("Company") dated as of July 17, 2002.

99.1        Form of Voting Agreement                                                           X

     (1) The exhibits and schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Genomic will furnish copies of any of the exhibits and schedules to the commission upon request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GENOMIC SOLUTIONS INC.,
                                        a Delaware corporation


Date:  July 19, 2002                    By:   /s/ Jeffrey S. Williams
                                              -----------------------------
                                              Jeffrey S. Williams
                                        Its:  President

Exhibit                                                                                             Filed
Number             Description                                                                    Herewith
------------------ ---------------------------------------------------------------------- --------------------------
2.1                Agreement and Plan of Merger by and among Harvard Bioscience, Inc.                 X
                   ("Parent"), HAG Acq. Corp. ("MergerCo") and Genomic Solutions Inc.
                   ("Company") dated as of July 17, 2002.

99.1               Form of Voting Agreement                                                           X


     (1) The exhibits and schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Genomic will furnish copies of any of the exhibits and schedules to the commission upon request.